GOLDMAN SACHS VARIABLE INSURANCE TRUST

Advisor, Institutional and Service Shares of

Goldman Sachs Strategic Income Fund

Supplement dated December 22, 2017 to the

Prospectus and Summary Prospectus, each dated April 28, 2017

At a meeting held on December 13, 2017, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Variable Insurance Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Strategic Income Fund (the “Fund”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund will be liquidated on or about April 27, 2018 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Fund will no longer be available for purchase as of the close of business on January 19, 2018, except that existing shareholders of the Fund may continue to purchase shares of the Fund until April 20, 2018. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of the Fund, depending on each shareholder’s current election, as disclosed in the Prospectus.

Liquidation of Assets. On or after December 29, 2017, the Fund shall cease its business and may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof in cash or in-kind, as provided in the Prospectus. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund available to shareholders, at net asset value.

U.S. Federal Income Tax Matters. The liquidation is not expected to be a taxable event for the Fund or for holders of a variable annuity contract or variable life insurance policy issued by an insurance company that offer the Fund as an underlying investment option. To avoid federal income and excise taxes, the Fund intends to distribute any earnings not previously distributed prior to the end of its final taxable year. Prior to any distribution to shareholders, the Fund will declare dividends, if any, of an amount sufficient to satisfy its income and excise tax distribution requirements for its final taxable year. See “Taxation”

in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

VITSTILIQSTK 12-17